EXHIBIT 12.(b)
                                                                  --------------

                             TILSON INVESTMENT TRUST

                      CHIEF EXECUTIVE OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the annual reports of the Tilson Focus Fund and the Tilson Dividend Fund (the "Funds") of the Tilson Investment Trust on Form N-CSR for the fiscal year ended October 31, 2005, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Whitney R. Tilson, chief executive officer (or equivalent thereof) of the Funds, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds.


Date: December 17, 2005  By: /s/ Whitney R. Tilson
                             ________________________________________
                             Whitney R. Tilson
                             Trustee, President, and Principal Executive Officer Tilson Investment Trust

     A signed original of this written statement required by Section 906 has been provided to the Funds and will be retained by the Funds and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

                             TILSON INVESTMENT TRUST

                      CHIEF FINANCIAL OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual reports of the Tilson Focus Fund and the Tilson Dividend Fund (the "Funds") of the Tilson Investment Trust on Form N-CSR for the fiscal year ended October 31, 2005, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Glenn H. Tongue, chief financial officer (or equivalent thereof) of the Funds, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds.


Date: December 16, 2005   By: /s/ Glenn H. Tongue
                             ________________________________________
                             Glenn H. Tongue
                             Vice President, Treasurer, and Principal Financial Officer
                             Tilson Investment Trust

     A signed original of this written statement required by Section 906 has been provided to the Funds and will be retained by the Funds and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.